                                            Exhibit 21
Subsidiaries as of December 31, 2020

Name                                        State or Country of Organization
Agila Australasia Pty Ltd                            Australia
Alphapharm Pty. Ltd.                                Australia
Mylan Australia Holding Pty Ltd                        Australia
Mylan Australia Pty Limited                            Australia
Mylan Health Pty. Ltd.                                Australia
Upjohn Australia Pty Ltd                            Australia
Arcana Arzneimittel GmbH                            Austria
Mylan Österreich GmbH                            Austria
MEDA Pharma N.V.                                Belgium
Mylan BVBA                                    Belgium
Mylan EPD BVBA                                Belgium
Pfizer Innovative Supply Point International BVBA                Belgium
Upjohn SRL                                    Belgium
Mylan Bermuda Ltd.                                Bermuda
Mylan d.o.o.                                    Bosnia and Herzegovina
Mylan Brasil Distribuidora de Medicamentos Ltda                Brazil
Mylan Laboratórios Ltda                            Brazil
Mylan EOOD                                    Bulgaria
BGP Pharma ULC                                Canada
Meda Pharmaceuticals Ltd                            Canada
Mylan Pharmaceuticals ULC                            Canada
Upjohn Canada ULC                                Canada
Medicine Meda Pharmaceutical Information Consultancy (Beijing) Co., Ltd.     China
Mylan Pharmaceutical Science and Technology (Shanghai) Co., Ltd.        China
Pfizer Pharmaceuticals Ltd.                            China
Pfizer Upjohn Management Co., Ltd                        China

Viatris Pharmaceutical Co., Ltd.                            China
Mylan Hrvatska d.o.o.                                Croatia
Onco Laboratories Limited                            Cyprus
MEDA Pharma s.r.o.                                Czech Republic
MYLAN HEALTHCARE CZ s.r.o.                        Czech Republic
Mylan Pharmaceuticals s.r.o.                            Czech Republic
Acton Pharmaceuticals, Inc.                            Delaware
Alaven Pharmaceutical LLC                            Delaware
ALVP Holdings, LLC                                Delaware
Delcor Asset Corporation                            Delaware
Denco Asset, LLC                                Delaware
Deogun Manufacturing, LLC                            Delaware
Dey Limited Partner LLC                            Delaware
Dey, Inc.                                    Delaware
EMD, Inc.                                    Delaware
Ezio Pharma, Inc.                                Delaware
Franklin Pharmaceutical LLC                            Delaware
G.D. Searle LLC                                Delaware
Greenstone LLC                                Delaware
Madaus Inc.                                    Delaware
Marquis Industrial Company, LLC                        Delaware
Meda Pharmaceuticals Inc.                            Delaware
Mylan API Inc.                                    Delaware
Mylan API US LLC                                Delaware
Mylan Consumer Healthcare, Inc.                        Delaware
Mylan D.T. (U.S.) Holdings, Inc.                        Delaware
Mylan D.T. DPT Partner Sub, LLC                        Delaware
Mylan D.T., Inc.                                Delaware
Mylan Holdings Inc.                                Delaware
Mylan Holdings I LLC                                Delaware

Mylan Holdings II LLC                                Delaware
Mylan Institutional LLC                            Delaware
Mylan Investment Holdings 4 LLC                        Delaware
Mylan Investment Holdings 5 LLC                        Delaware
Mylan Investment Holdings 6 LLC                        Delaware
Mylan LLC                                    Delaware
Mylan Securitization LLC                            Delaware
Mylan Special Investments LLC                            Delaware
Mylan Special Investments II, LLC                        Delaware
Mylan Special Investments III, LLC                        Delaware
Mylan Special Investments IV, LLC                        Delaware
Mylan Special Investments V, LLC                        Delaware
Mylan Special Investments VI, LLC                        Delaware
Mylan Specialty L.P.                                Delaware
Nimes Inc.                                    Delaware
PFE Wyeth Holdings LLC                            Delaware
Pfizer Enterprises LLC                                Delaware
Pfizer PFE US Holdings 4 LLC                            Delaware
Pfizer PFE US Holdings 5 LLC                            Delaware
Pfizer Pharmaceuticals LLC                            Delaware
Powder Street, LLC                                Delaware
Prestium Pharma, Inc.                                Delaware
Somerset Pharmaceuticals, Inc.                             Delaware
Upjohn US 1 LLC                                Delaware
Upjohn US 2 LLC                                Delaware
Upjohn US Employment Inc.                             Delaware
Upjohn US Holdings Inc.                             Delaware
Upjohn Worldwide Holdings Inc.                         Delaware
Utah Acquisition Holdco Inc.                             Delaware
Utah Acquisition Sub Inc.                             Delaware

Wallace Pharmaceuticals Inc.                            Delaware
MEDA A/S                                    Denmark
Mylan ApS                                    Denmark
Mylan Denmark ApS                                Denmark
Pfizer Africa & Middle East for Pharmaceuticals, Veterinarian             Egypt
Products & Chemicals S.A.E.
Pfizer Egypt S.A.E.                                Egypt
Pfizer Middle East for Pharmaceuticals, Animal Health & Chemicals S.A.E.    Egypt
Agila Specialties Investments Limited                        England & Wales
Generics (U.K.) Limited                            England & Wales
Mylan Holdings Acquisition Limited                        England & Wales
Mylan Holdings Acquisition 2 Limited                        England & Wales
Mylan Holdings Ltd.                                England & Wales
Mylan Pharma UK Limited                            England & Wales
Mylan Products Limited                                England & Wales
Mylan UK Healthcare Limited                            England & Wales
Upjohn UK 2 Ltd.                                England & Wales
Upjohn UK Limited                                England & Wales
Meda Oy                                    Finland
Mylan Finland Oy                                Finland
Mylan Oy                                    Finland
Laboratoires Madaus S.A.S.                            France
Meda Holding S.A.S.                                France
Meda Manufacturing S.A.S.                            France
Meda Pharma S.A.S.                                France
Mylan EMEA S.A.S.                                France
Mylan Generics France Holding S.A.S.                        France
Mylan Laboratories S.A.S.                            France
Mylan Medical S.A.S.                                France
Mylan S.A.S.                                    France
Pfizer PFE France                                France

Rottapharm S.A.S.                                France
Erste Madaus Beteiligungs GmbH                        Germany
Madaus GmbH                                    Germany
MEDA Germany Beteiligungs GmbH                        Germany
MEDA Germany Holding GmbH                        Germany
MEDA Manufacturing GmbH                            Germany
MEDA Pharma GmbH & Co. KG                        Germany
MWB Pharma GmbH                                Germany
Mylan Germany GmbH                                Germany
Mylan dura GmbH                                Germany
Mylan Healthcare GmbH                            Germany
Mylan Pharmaceuticals GmbH                            Germany
Pfizer OFG Germany GmbH                            Germany
Pharmazeutische Union GmbH                            Germany
PharmLog Pharma Logistik GmbH                        Germany
ROTTAPHARM |MADAUS GmbH                        Germany
VIATRIS GmbH                                Germany
Zweite Madaus Beteiligungs GmbH                        Germany
Mylan (Gibraltar) 4 Limited                            Gibraltar
Mylan (Gibraltar) 5 Limited                            Gibraltar
Mylan (Gibraltar) 6 Limited                            Gibraltar
Mylan (Gibraltar) 7 Limited                            Gibraltar
Mylan (Gibraltar) 8 Limited                            Gibraltar
Mylan (Gibraltar) 9 Limited                            Gibraltar
BGP Pharmaceutical Products Ltd.                        Greece
Generics Pharma Hellas Ltd.                            Greece
Meda Pharmaceuticals S.A.                            Greece
Upjohn Hellas Pharmaceutical Limited Liability Company            Greece
Mylan Pharmaceutical Hong Kong Limited                    Hong Kong
Pfizer Upjohn Hong Kong Limited                        Hong Kong

Meda Pharma Hungary Kereskedelmi Kft.                    Hungary
Mylan EPD Kft.                                Hungary
Mylan Hungary Kft.                                Hungary
Mylan Kft.                                    Hungary
Mylan Institutional Inc.                                Illinois
Mylan Laboratories India Private Limited                    India
Mylan Laboratories Limited                            India
Mylan Pharmaceuticals Private Limited                        India
BGP Products Limited                                Ireland
McDermott Laboratories Limited                        Ireland
Meda Health Sales Ireland Limited                        Ireland
Mylan Investments Limited                            Ireland
Mylan IRE Healthcare Limited                            Ireland
Mylan Ireland Holdings Limited                            Ireland
Mylan Ireland Investment Designated Activity Company                Ireland
Mylan Ireland Limited                                Ireland
Mylan Pharma Acquisition Limited                        Ireland
Mylan Pharma Group Limited                            Ireland
Mylan Pharma Holdings Limited                        Ireland
Mylan Teoranta                                    Ireland
Rottapharm Limited                                Ireland
Upjohn Manufacturing Ireland Unlimited                    Ireland
DERMOGROUP S.r.l.                                Italy
Mylan Italia S.r.l.                                Italy
Meda Pharma S.p.A.                                Italy
Mylan S.p.A.                                    Italy
Pfizer Established Medicine Italy S.r.l.                        Italy
Rottapharm S.p.A.                                Italy
Mylan EPD G.K.                                Japan
Mylan Seiyaku Ltd.                                Japan

Viatris Pharmaceuticals Japan Inc.                        Japan
Pfizer Holdings G.K.                                Japan
Pfizer UPJ G.K.                                    Japan
SIA Meda Pharma                                Latvia
SIA Mylan Healthcare                                Latvia
Mylan Healthcare UAB                                Lithuania
BGP Products S.à.r.l.                                Luxembourg
Integral S.A.                                    Luxembourg
Meda Pharma S.à r.l.                                Luxembourg
Mylan Luxembourg 1 S.à r.l.                            Luxembourg
Mylan Luxembourg 2 S.à r.l.                            Luxembourg
Mylan Luxembourg 3 S.à r.l.                            Luxembourg
Mylan Luxembourg 6 S.à r.l.                            Luxembourg
Mylan Luxembourg 7 S.à r.l.                            Luxembourg
Mylan Luxembourg 9 S.à r.l.                            Luxembourg
Mylan Luxembourg S.à r.l.                            Luxembourg
SIM S.A.                                    Luxembourg
Mylan Healthcare Sdn. Bhd.                            Malaysia
Mylan Malaysia SDN. BHD.                            Malaysia
Pfizer Parke Davis Sdn. Bhd.                            Malaysia
Upjohn (Malaysia) Sdn Bhd.                            Malaysia
MP Laboratories (Mauritius) Ltd.                        Mauritius
Meda Phama, S. de R.L. de C.V.                         Mexico
Meda Pharma Servicios, S. de R.L. de C.V.                    Mexico
Upjohn Pharma México, S. de R.L. de C.V.                    Mexico
Mylan Pharmaceuticals S.A.S.                            Morocco
Meda Pharma B.V.                                Netherlands
Mylan B.V.                                    Netherlands
Mylan Group B.V.                                Netherlands
Mylan Healthcare B.V.                                Netherlands

Mylan II B.V.                                    Netherlands
PF Asia Manufacturing B.V.                            Netherlands
PF OFG Ireland 1 B.V.                                Netherlands
PF OFG Mexico B.V.                                Netherlands
PF OFG Philippines B.V.                            Netherlands
PF OFG Spain B.V.                                Netherlands
Pfizer Enterprise Holdings B.V.                            Netherlands
Pfizer PFE Ireland Pharmaceuticals Holdings 1 B.V.                Netherlands
Pfizer PFE Turkey Holding 1 B.V.                        Netherlands
Upjohn Belgium B.V.                                Netherlands
Upjohn EESV                                    Netherlands
Upjohn Europe Holdings B.V.                            Netherlands
Upjohn Export B.V.                                Netherlands
Upjohn Finance B.V.                                Netherlands
Upjohn Global Holdings B.V.                            Netherlands
Upjohn Group Holdings B.V.                            Netherlands
Upjohn Intermediate Holdings B.V.                        Netherlands
Upjohn International Holdings B.V.                        Netherlands
Upjohn Netherlands B.V.                            Netherlands
Agila Specialties Inc.                                New Jersey
BGP Products                                    New Zealand
Mylan New Zealand Limited                            New Zealand
Upjohn New Zealand ULC                            New Zealand
Mylan Health Management LLC                        North Carolina
Meda AS                                    Norway
Mylan Healthcare Norge AS                            Norway
Mylan Hospital AS                                Norway
ZpearPoint AS                                    Norway
MLRE LLC                                    Pennsylvania
Mylan Holdings Sub Inc.                            Pennsylvania

Mylan Inc.                                    Pennsylvania
Synerx Pharma, LLC                                Pennsylvania
Mylan Philippines Inc.                                Philippines
PF OFG Philippines, Inc.                             Philippines
Mylan EPD Sp. Z o.o.                                Poland
Mylan Healthcare S.p. Z o.o.                            Poland
BGP Products, Unipessoal, LDA                        Portugal
Laboratorios Anova - Produtos Farmaceuticos, LDA                Portugal
Laboratorios Delta, S.A.                                Portugal
Mylan EPD Lda.                                Portugal
Mylan, Lda                                    Portugal
BGP Products S.r.l.                                Romania
Mylan Pharma LLC                                Russian Federation
Pfizer LLC                                    Russian Federation
Mylan Pharmaceuticals Pte. Ltd.                            Singapore
Pfizer Asia Pacific Pte Ltd.                            Singapore
Pfizer PFE Private Limited                            Singapore
Pfizer PFE Singapore Pte. Ltd.                            Singapore
BGP Products s.r.o.                                Slovakia
Meda Pharma spol. s.r.o.                            Slovakia
Mylan s.r.o.                                    Slovakia
Mylan Healthcare, farmacevtsko podjetje, d.o.o.                    Slovenia
Meda Pharma South Africa (Pty) Limited                    South Africa
Mylan (Proprietary) Limited                            South Africa
Mylan Pharmaceuticals (Pty) Ltd.                        South Africa
SCP Pharmaceuticals (Proprietary) Limited                    South Africa
Xixia Pharmaceuticals (Proprietary) Limited                    South Africa
Pfizer Upjohn Korea Limited                            South Korea
Fundacion Mylan para la Salud                            Spain
Laboratorios Parke Davis, S.L.U.                        Spain

Meda Pharma, S.L.                                Spain
Mylan Pharmaceuticals S.L.U.                            Spain
PEMB OFG Spain Holding, S.L.                        Spain
Pfizer GEP, S.L.U.                                Spain
Pfizer PFE Spain Holding, S.L.                            Spain
Abbex AB                                    Sweden
BGP Products AB                                Sweden
Ellem Lakemedel AB                                Sweden
Ipex AB                                    Sweden
Ipex Medical AB                                Sweden
Meda AB                                    Sweden
Meda OTC AB                                    Sweden
Mylan AB                                    Sweden
Mylan Sweden Holdings AB                            Sweden
Recip AB                                    Sweden
Recip Lakemedel AB                                Sweden
Scandinavian Pharmaceuticals-Generics AB                    Sweden
BGP Products Operations GmbH                        Switzerland
BGP Products Switzerland GmbH                        Switzerland
MEDA Pharma GmbH                                Switzerland
MEDA Pharmaceuticals Switzerland GmbH                    Switzerland
Mylan Holdings GmbH                                Switzerland
Mylan Pharma GmbH                                Switzerland
Pfizer PFE Switzerland GmbH                            Switzerland
Mylan (Taiwan) Limited                            Taiwan
Pfizer Advanced Pharmaceutical Company Limited                Taiwan
DPT Laboratories, Ltd.                                Texas
Mylan Bertek Pharmaceuticals Inc.                        Texas
Meda Pharma (Thailand) Co., Ltd.                        Thailand
Pfizer Parke Davis (Thailand) Ltd.                        Thailand

Upjohn (Thailand) Limited                            Thailand
Meda Pharma Ilaç Sanayi ve Ticaret Limited Sirketi                Turkey
Pfizer Ilaclari Limited Sirketi                            Turkey
Meda Pharmaceuticals MEA FZ-LLC                        United Arab Emirates
Mylan FZ-LLC                                    United Arab Emirates
Upjohn Middle East FZ-LLC                            United Arab Emirates
American Triumvirate Insurance Company                    Vermont
Mylan International Holdings, Inc.                        Vermont
MP AIR, Inc.                                    West Virginia
Mylan Pharmaceuticals Inc.                            West Virginia
Mylan Technologies, Inc.                            West Virginia
Mylan ASI LLC                                Wyoming